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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 17, 2000
                                 Date of Report



                        CYPRESS SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)

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
           DELAWARE                         1- 10079                      94-2885898
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(State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         incorporation)                                                Identification No.)
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                             3901 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-1599
                    (Address of principal executive offices)



                                 (408) 943-2600
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              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

      On January 25, 2000 we completed the offering of our 4% Convertible Subordinated Notes due 2005 (the "Notes"). The Notes are governed by a subordinated indenture entered into between Cypress Semiconductor Corporation and State Street Bank and Trust Company of California, N.A., as Trustee, dated as of January 15, 2000 (the "Subordinated Indenture"), as supplemented by a supplemental trust indenture, dated as of January 15, 2000, which is filed as
Exhibit 4.4 to our Annual Report for the fiscal year ending January 2, 2000. The purpose of this Current Report is to file the Subordinated Indenture, which is attached hereto as Exhibit 4.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 4.1 Subordinated Indenture entered into between Cypress
                  Semiconductor Corporation and State Street Bank and Trust Company of California, N.A., as Trustee, dated as of January 15, 2000.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CYPRESS SEMICONDUCTOR CORPORATION

Date: March 14, 2000                      By:  /s/ Emmanuel Hernandez
                                               --------------------------------
                                               Name:  Emmanuel Hernandez
                                               Title: Chief Financial Officer



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                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED MARCH 14, 2000

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 Exhibit                           Description
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
   4.1 Subordinated Indenture entered into between Cypress Semiconductor Corporation and State Street Bank and Trust Company of California, N.A., as Trustee, dated as of January 15, 2000.
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